Morgan Stanley Institutional Fund Trust Balanced Portfolio
                          Item 77(O) 10F-3 Transactions
                        October 1, 2004 - March 31, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund

                                                                Citigr
                                                                 oup,
                                                                HSBC,
  The   11/15    -     $99.87 $250,00  70,000    0.03%  0.09%   Calyon  Citigr
Interp   /04                   0,000                            Securi    oup
 ublic                                                           ties
 Group                                                          (USA),
  of                                                            JPMorg
Compan                                                           an,
 ies,                                                           KeyBan
 Inc.                                                             c
                                                                Capita
                                                                  l
                                                                Market
                                                                s, UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                  ey


                                                                Citigr
                                                                 oup,   Citigr
Wiscon  11/17    -     $99.98 $250,00  30,000    0.01%  0.04%   Morgan    oup
  sin    /04                   0,000                            Stanle
Electr                                                            y,
  ic                                                            Wachov
 Power                                                            ia
                                                                Securi
                                                                 ties
                                                                 BNP
                                                                PARIBA
                                                                  S,
                                                                Citigr
  CIT   11/17    -     $99.86 $400,00  80,000    0.02%  0.10%    oup,   Credit
 Group   /04                   0,000                            Credit  Suisse
                                                                Suisse   First
                                                                First   Boston
                                                                Boston
                                                                  ,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                HSBC,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties
                                                                Citigr
                                                                 oup,
                                                                Goldma
Clorox  11/30    -     $100.0 $500,00  75,000    0.02%  0.09%     n,    Goldma
Compan   /04             0     0,000                            Sachs      n
   y                                                            & Co.,   Sachs
                                                                JPMorg
                                                                 an,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                 BNP
                                                                PARIBA
                                                                S, ING
                                                                Financ
                                                                 ial
                                                                Market
                                                                  s,
                                                                Mitsub
                                                                 ishi
                                                                Securi
                                                                ties,
                                                                Calyon
                                                                Securi
                                                                 ties
                                                                (USA),
                                                                Morgan
                                                                Stanle
                                                                  y